UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 7, 2022
_______________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-6903	75-0225040
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
14221 N. Dallas Parkway, Suite 1100,
Dallas, Texas 75254-2957
(Address of Principal Executive Offices, and Zip Code)
(214) 631-4420
Registrant's Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TRN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 7, 2022, the Board of Directors (the “Board”) of Trinity Industries, Inc. (the "Company") elected Robert C. Biesterfeld Jr. and Veena M. Lakkundi as members of the Board, effective immediately. It is currently anticipated that Mr. Biesterfeld will join the Finance and Risk Committee and the Human Resources Committee, while Ms. Lakkundi is expected to join the Audit Committee and the Corporate Governance and Directors Nominating Committee.
The Board has made an affirmative determination that each of Mr. Biesterfeld and Ms. Lakkundi qualifies as an independent director under the New York Stock Exchange listing standards and the Company’s standards for director independence. The September 7, 2022, press release regarding the election of Mr. Biesterfeld and Ms. Lakkundi is being filed with this Current Report on Form 8-K as Exhibit 99.1.
Mr. Biesterfeld and Ms. Lakkundi will each receive the Company’s standard non-employee director compensation. Each of them was awarded 3,609 restricted stock units or shares of restricted stock (at their election) that vest at the Company’s next Annual Meeting of Stockholders. Neither Mr. Biesterfeld nor Ms. Lakkundi has any arrangement or understanding with any person regarding their selection as a director of the Company. Neither Mr. Biesterfeld nor Ms. Lakkundi has any related person transactions with the Company reportable under Item 404(a) of Regulation S-K.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On September 7, 2022, the Board amended Section 1 of Article III of the Company’s Bylaws to increase the number of directors from eight to nine, effective immediately.

Item 9.01 Financial Statements and Exhibits.
(a) - (c) Not applicable.
(d) Exhibits:

NO.	DESCRIPTION
3.1	Amendment to the Company’s Bylaws, increasing the number of directors from eight to nine, effective September 7, 2022.
99.1	Press release by the Company dated September 7, 2022, announcing the election of Mr. Biesterfeld and Ms. Lakkundi as directors of the Company.
101.SCH	Inline XBRL Taxonomy Extension Schema Document (filed electronically herewith).
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document (filed electronically herewith).
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document (filed electronically herewith).
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinity Industries, Inc.

September 9, 2022	By:	/s/ Jared S. Richardson
Name: Jared S. Richardson
Title: Vice President and Secretary